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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 5, 2004


                            NATIONAL CITY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                    1-10074                34-1111088
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     (State or Other Jurisdiction     (Commission File          (IRS Employer
         of Incorporation)                Number)            Identification No.)


           1900 East Ninth Street, Cleveland, Ohio        44114-3484
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           (Address of Principal Executive Offices)        (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

National City Corporation announced that it completed its acquisition of Wayne Bancorp, Inc., a bank holding company headquartered in Wooster, Ohio. National City announced the pending merger on June 4, 2004, and Wayne Bancorp's shareholders approved the merger on September 22, 2004. Wayne Bancorp shareholders will receive $28.50 for each share of Wayne Bancorp, Inc. they own. Reference is made to the news release dated October 5, 2004, a copy of which is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired:  Not applicable

(b) Pro Forma Financial Information:  Not applicable

(c) Exhibits:     99 - News Release



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National City Corporation
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                                                 (Registrant)


Dated: October 5, 2004                  By /s/ Carlton E. Langer
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                                        Carlton E. Langer, Vice President
                                        and Assistant Secretary




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